UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2018

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
141 Front Street
Hamilton HM 19
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 1, 2018, Aspen Insurance Holdings Limited (“Aspen”) announced that Christopher O’Kane will step down from his position as Chief Executive Officer and director of Aspen on or shortly after the completion of Aspen’s acquisition by affiliates of certain investment funds managed by affiliates of Apollo Global Management, LLC (“Apollo”). The transaction is expected to close in the first half of 2019, subject to approval of regulators and Aspen’s shareholders and the satisfaction of other closing conditions. Apollo informed Aspen that it anticipates that Mark Cloutier, who currently serves as executive chairman of Brit Ltd., will serve as Aspen’s Chief Executive Officer following the closing of the transaction.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Unless otherwise specified above, the following exhibit is furnished as part of this report:

99.1	Letter from Mr. Christopher O’Kane to Aspen Employees, dated October 1, 2018.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed merger between Aspen and Apollo that will be the subject of a proxy statement that Aspen intends to file with the SEC. This material does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the proxy statement or any other document that Aspen may file with the SEC or send to its shareholders in connection with the proposed merger. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC OR SENT TO ASPEN’S SHAREHOLDERS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain documents filed by Aspen with the SEC by writing to Investor Relations, c/o Aspen Insurance, 590 Madison Avenue, 7th floor, New York, New York 10022, United States of America, emailing mark.p.jones@aspen.co or visiting Aspen’s website at www.aspen.co.

Participants in the Solicitation

Aspen and its directors, executive officers and other members of management and employees may be deemed to be participants in any solicitation of proxies in connection with the proposed merger. Information about Aspen’s directors and executive officers is available in Aspen’s proxy statement filed with the SEC on March 19, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors and shareholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and other written or oral statements made by or on behalf of Aspen contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are made under the “safe harbor” provisions of The Private Securities Litigation Reform Act of 1995. In particular, statements using words such as “may,” “seek,” “will,” “likely,” “assume,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “do not believe,” “aim,” “predict,” “plan,” “project,” “continue,” “potential,” “guidance,” “objective,” “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” “on track” or their negatives or variations, and similar terminology and words of similar import, generally involve future or forward-looking statements. Forward-looking statements reflect Aspen’s current views, plans or expectations with respect to future events and financial performance. They are inherently subject to significant business, economic, competitive and other risks, uncertainties and contingencies. The inclusion of forward-looking statements in this report or any other communication should not be considered as a representation by Aspen or any other person that current plans or expectations will be achieved. Forward-looking statements speak only as of the date on which they are made, and Aspen undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as otherwise required by law.

There are or will be important factors that could cause actual results to differ materially from those expressed in any such forward-looking statements, including but not limited to the following: the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger under its terms by either party; required governmental approvals of the Merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule, and adverse regulatory conditions may be imposed in connection with any such governmental approvals; Aspen’s shareholders may fail to approve the Merger; Apollo or Aspen may fail to satisfy other conditions required for the completion of the Merger, or may not be able to meet expectations regarding the timing and completion of the Merger; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, reinsurers or suppliers) may be greater than expected following the announcement of the proposed Merger; Aspen may be unable to retain key personnel; the amount of the costs, fees, expenses and other charges related to the proposed Merger may be greater than expected; and other factors affecting actual or future results, operations or conditions disclosed in Aspen’s filings with the SEC, including but not limited to those discussed under Item 1A, “Risk Factors”, in Aspen’s Annual Report on Form 10-K for the year ended December 31, 2017, which are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: October 1, 2018	By:	/s/ Scott Kirk
Name: Scott Kirk
Title: Chief Financial Officer